EXHIBIT 10 (B)(4)


                      AEGON/TRANSAMERICA SERIES FUND, INC.
                     FOR THE PERIOD ENDING DECEMBER 31, 2003
                            FORM N-CSR CERTIFICATION

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Certified Shareholder Report of AEGON/Transamerica Series Fund, Inc. (the "Fund") on Form N-CSR for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), each of the undersigned hereby certifies that, to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.




      /s/ Brian C. Scott                              Date: March 4, 2004
      ------------------
      Brian C. Scott
      President and Chief Executive Officer


      /s/ Kim D. Day                                  Date: March 4, 2004
      --------------
      Kim D. Day
      Vice President, Treasurer and
      Principal Financial Officer


      /s/ John K. Carter                              Date: March 4, 2004
      ------------------
      John K. Carter
      Senior Vice President, Secretary and
      General Counsel



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.


This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.